UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2015

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes

On July 22, 2015, WPX Energy, Inc. (the “Company”) completed an offering of (i) $500 million aggregate principal amount of the Company’s 7.50% Senior Notes due 2020 (the “2020 Notes”) and (ii) $500 million aggregate principal amount of the Company’s 8.25% Senior Notes due 2023 (the “2023 Notes” and together with the 2020 Notes, the “Notes”). The Notes were issued under an Indenture, dated as of September 8, 2014 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of July 22, 2015 (the “Second Supplemental Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Indenture”).

The Notes are the Company’s senior unsecured obligations ranking equally with the Company’s other existing and future senior unsecured indebtedness. The 2020 Notes bear interest at a rate of 7.50% per annum, and the 2023 Notes bear interest at a rate of 8.25% per annum. Interest is payable on the Notes semi-annually in arrears on February 1 and August 1 of each year commencing on February 1, 2016. The

2020 Notes will mature on August 1, 2020. The 2023 Notes will mature on August 1, 2023. At any time or from time to time prior to July 1, 2020, in the case of the 2020 Notes, and June 1, 2023, in the case of the 2023 Notes, the Company may, at its option, redeem the applicable series of Notes, in whole or in part, at a make-whole redemption price as set forth in the Indenture. The Company also has the option, at any time or from time to time on or after July 1, 2020, in the case of the 2020 Notes, and June 1, 2023, in the case of the 2023 Notes, to redeem some or all of the applicable series of Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, as more fully described in the Indenture. The Notes are also subject to a special mandatory redemption as more fully described in the Indenture if the Company’s previously announced acquisition of RKI Exploration & Production, LLC (the “RKI Acquisition”) is not consummated by, or the merger agreement related to such acquisition is terminated prior to, November 30, 2015.

The Indenture contains covenants that, among other things, restrict the Company’s ability to grant liens on its assets and merge, consolidate or transfer or lease all or substantially all of its assets, subject to certain qualifications and exceptions.

The foregoing description of the Indenture and the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Base Indenture, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2014, and to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K. Each of the foregoing documents is incorporated by reference herein.

Amendment to Revolving Credit Facility

On July 16, 2015, the Company amended its revolving credit facility to, among other things (a) modify the financial covenants in a manner favorable to the Company in respect of (i) the ratio of PV to Consolidated Indebtedness and (ii) the ratio of Consolidated Net Indebtedness to Consolidated EBITDAX and (b) add a financial covenant requiring a minimum ratio of Consolidated EBITDAX to Consolidated Interest Charges (each capitalized term used herein but not defined is defined in the Company’s revolving credit facility, as amended).

Under the amended revolving credit facility, if the Company’s Corporate Rating is (a) BB- or worse by S&P and Ba3 or worse by Moody’s or (b) B+ or worse by S&P or B1 or worse by Moody’s, the Company will be required to maintain a ratio of PV to Consolidated Indebtedness of at least 1.10 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2016 and at least 1.50 to 1.00 thereafter unless and until (i) the Company’s Corporate Rating is (A) BBB- or better with S&P (without negative outlook or negative watch) or (B) Baa3 or better by Moody’s (without negative outlook or negative watch) and (ii) the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s.

In addition, the Company is required to maintain a ratio of Consolidated Net Indebtedness to Consolidated EBITDAX of not greater than 4.50 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2016 and 4.00 to 1.00 thereafter, unless at such time the Company’s Corporate Ratings are equal to, or better than, Baa3 or BBB- by at least one of S&P and Moody’s and not less than BB+ or Ba1 by the other such agency. The ratio of Consolidated Indebtedness to Consolidated Total Capitalization is not permitted to be greater than 60 percent and is applicable for the life of the agreement. Furthermore, the Company may not permit the ratio of Consolidated EBITDAX to Consolidated Interest Charges to be less than 2.50 to 1.00 under the amended revolving credit facility.

The foregoing description of the amendment to the revolving credit facility does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the offering of shares of its 6.25% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), pursuant to the registered offering described in Item 8.01 below, on July 22, 2015, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and relative, participating, optional, conversion and other rights, and the qualifications, limitations and restrictions thereof, of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior or parity stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted or redeemed earlier pursuant to the Certificate of Designations, each share of Mandatory Convertible Preferred Stock will convert automatically on the mandatory conversion date, which is expected to be July 31, 2018, into between 4.1254 and 4.9504 shares of the Company’s common stock, subject to customary anti-dilution adjustments. The number of shares of common stock issuable upon conversion will be determined based on the average volume weighted average price per share of the Company’s common stock over the 20 consecutive trading day period beginning on, and including, the 23nd scheduled trading day immediately preceding the mandatory conversion date. Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by the Company’s Board of Directors, at an annual rate of 6.25% of the liquidation preference of $50 per share, and may be paid in cash, or subject to certain limitations, in shares of the Company’s common stock or any combination of cash and shares of the Company’s common stock on January 31, April 30, July 31 and October 31 of each year, commencing on October 31, 2015 and ending on, and including, July 31, 2018.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $50 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares, whether or not declared, to, but not including, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

If the RKI Acquisition is not consummated by, or the merger agreement related thereto is terminated prior to, November 30, 2015, the Company has the option to redeem the Mandatory Convertible Preferred Stock as more fully described in the Certificate of Designations.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to, the Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2015, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and relative, participating optional, conversion and other rights, and the qualifications, limitations and restrictions thereof, of the Mandatory Convertible Preferred Stock. The Certificate of Designations, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon filing. The information set forth under Item 3.03 above is incorporated herein by reference.

Item 8.01	Other Events.

Underwriting Agreements

On July 16, 2015, the Company entered into underwriting agreements (each, an “Equity Agreement” and together the “Equity Underwriting Agreements”) with Barclays Capital Inc. (“Barclays”), as representative of the several underwriters identified on Exhibit A of each Equity Underwriting Agreement, relating to (i) the sale of 30,000,000 shares of its common stock, par value $0.01 per share, at a price to public of $10.10 per share and (ii) the sale of 7,000,000 shares of its Mandatory Convertible Preferred Stock, with a liquidation preference and at a price to public of $50.00 per share, in each case in a registered offering under the Company’s automatic shelf registration statement on Form S-3 (No. 333-198523) (as amended, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), as supplemented by a prospectus supplement with respect to each offering. Pursuant to the respective Equity Underwriting Agreements, the Company granted the applicable underwriters a 30-day option to purchase from the Company up to an additional 4,500,000 shares of common stock and up to an additional 1,050,000 shares of Mandatory Convertible Preferred Stock, as applicable.

On July 17, 2015, the Company entered into an underwriting agreement (the “Debt Underwriting Agreement” and together with the Equity Underwriting Agreements, the “Underwriting Agreements”) with Barclays, as representative of the several underwriters identified on Exhibit A of the Debt Underwriting Agreement, relating to (i) the sale of $500 million aggregate principal amount of the 2020 Notes at a price to public of 100% of the principal amount of the 2020 Notes and (ii) the sale of $500 million aggregate principal amount of 2023 Notes at a price to public of 100% of the principal amount of the 2023 Notes, in each case under the Registration Statement as supplemented by a prospectus supplement with respect to the Notes offering.

The Underwriting Agreements contain customary representations, warranties and conditions to closing. Under each of the Underwriting Agreements, the Company has also agreed to indemnify the underwriters party thereto against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the underwriters party thereto may be required to make in respect of those liabilities.

Certain of the underwriters perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses. The foregoing description of the Underwriting Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Underwriting Agreements, which are filed as Exhibits 1.1, 1.2 and 1.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.

1.1	Underwriting Agreement, dated July 16, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of common stock.

1.2	Underwriting Agreement, dated July 16, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of 6.25% Series A Mandatorily Convertible Preferred Stock.

1.3	Underwriting Agreement, dated July 17, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of 7.50% Senior Notes due 2020 and 8.25% Senior Notes due 2023.

3.1	Certificate of Designations of 6.25% Series A Mandatory Convertible Preferred Stock of WPX Energy, Inc., dated July 22, 2015.

4.1	Second Supplemental Indenture, dated as of July 22, 2015, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of Global Note for the 7.50% Senior Notes due 2020 (included in Exhibit 4.1).

4.3	Form of Global Note for the 8.25% Senior Notes due 2023 (included in Exhibit 4.1).

4.4	Specimen 6.25% Series A Mandatory Convertible Preferred Stock share certificate (included in Exhibit 3.1).

5.1	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the common stock.

5.2	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the 6.25% Series A Mandatory Convertible Preferred Stock.

5.3	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the 7.50% Senior Notes due 2020 and the 8.25% Senior Notes due 2023.

10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of July 16, 2015, by and among WPX Energy, Inc., the lenders party thereto, and Citibank, N.A., as existing administrative agent and existing swingline lender, and Wells Fargo Bank, National Association, as successor administrative agent and successor swingline lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: July 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 16, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of common stock.

1.2	Underwriting Agreement, dated July 16, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of 6.25% Series A Mandatorily Convertible Preferred Stock.

1.3	Underwriting Agreement, dated July 17, 2015, between WPX Energy, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein, with respect to the offering of 7.50% Senior Notes due 2020 and 8.25% Senior Notes due 2023.

3.1	Certificate of Designations of 6.25% Series A Mandatory Convertible Preferred Stock of WPX Energy, Inc., dated July 22, 2015.

4.1	Second Supplemental Indenture, dated as of July 22, 2015, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of Global Note for the 7.50% Senior Notes due 2020 (included in Exhibit 4.1).

4.3	Form of Global Note for the 8.25% Senior Notes due 2023 (included in Exhibit 4.1).

4.4	Specimen 6.25% Series A Mandatory Convertible Preferred Stock share certificate (included in Exhibit 3.1).

5.1	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the common stock.

5.2	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the 6.25% Series A Mandatory Convertible Preferred Stock.

5.3	Opinion of Weil, Gotshal & Manges LLP regarding the validity of the 7.50% Senior Notes due 2020 and the 8.25% Senior Notes due 2023.

10.1	First Amendment to the Amended and Restated Credit Agreement, dated as of July 16, 2015, by and among WPX Energy, Inc., the lenders party thereto, and Citibank, N.A., as existing administrative agent and existing swingline lender, and Wells Fargo Bank, National Association, as successor administrative agent and successor swingline lender.